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                                                                      EXHIBIT 32


   CERTIFICATION OF PERIODIC FINANCIAL REPORT BY THE CHIEF EXECUTIVE OFFICER
           AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Save the World Air, Inc. (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                    /s/    EDWARD L. MASRY
Date: July 14, 2004                                 ----------------------------
                                                           Edward L. Masry
                                                       Chief Executive Officer



                                                    /s/    EUGENE EICHLER
Date: July 14, 2004                                 ----------------------------
                                                            Eugene Eichler
                                                       Chief Financial Officer